IMPORTANT NOTICE
PLEASE READ IMMEDIATELY


           NARRAGANSETT INSURED TAX-FREE INCOME FUND

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                      on NOVEMBER 14, 1997

TO OUR SHAREHOLDERS:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:         (a)  Rhode Island Convention Center
                    1 Sabin Street
                    Providence, Rhode Island

Time:          (b)  on November 14, 1997
                    at 2:30 p.m. local time;

Purposes:      (c)  for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending June 30, 1998 (Proposal No. 1);




PLEASE NOTE:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.






               (iii) to consider a proposed new investment advisory and administration agreement between the Fund and Aquila Management Corporation, which currently serves as the Fund's Administrator, under which it would become the Fund's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

               (iv) to consider a proposed new sub-advisory agreement between Aquila Management Corporation as Manager and Citizens Bank of Rhode Island as Sub-
               Adviser (Proposal No. 3);


               (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:        (d)  To vote at the Meeting, you must have been a
                    shareholder on the Fund's records at the close of business on August 20, 1997 (the "record date"). Also, the number of shares of each of the Fund's three classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                            Secretary



September 20, 1997





                                 (ii)






           NARRAGANSETT INSURED TAX-FREE INCOME FUND

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

     This annual meeting of the shareholders of Narragansett Insured Tax-Free Income Fund will consider, in addition to the election of Trustees and the ratification of the selection of the Fund's auditors, two special proposals of vital importance to the
Fund:

     * Action upon a proposed new investment advisory and administration agreement between the Fund and Aquila Management Corporation, which currently serves as the Fund's Administrator, under which it will become the Fund's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

     * Action on a proposed new sub-advisory agreement between Aquila Management Corporation and Citizens Bank of Rhode Island as Sub-Adviser; (Proposal No. 3)

     The Board of Trustees believes that all of these proposals are in the best interest of the Fund and its shareholders. Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund For Utah (the "Fund"). The purpose of this proxy statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-453-6864 toll-free or 212-697-6666.

     The Fund's organizer and administrator (the "Administrator") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's investment adviser is Citizens Bank of Rhode Island (the "Adviser"), One Citizens Plaza, Providence, RI 02903. The Fund's distributor (principal underwriter) is Aquila Distributors, Inc. (the "Distributor"), 380 Madison Avenue, Suite 2300, New York, NY 10017.



     This Notice and Proxy Statement are first being mailed on or about September 20, 1997.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or the vote on any matter.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of these shares. The Fund will pay these firms for their out-of-pocket expenses for doing so.

     The Fund has three classes of shares outstanding. Shareholders of the Fund of all three classes are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

   All matters to come before the meeting,
including the election of Trustees, will be decided by the votes of a majority of the shares present and voting, except that a different voting requirement applies to Proposals No. 2 and No.
3. On the record date the net asset values per share of each of the of the Fund's classes of shares was Class A Shares, $10.31,
Class C Shares, $10.30 and Class Y Shares $10.32.      On the
record date the total number of shares of the Fund of each class outstanding and entitled to vote was 4,338,140 Class A Shares, 54,828 Class C Shares and 10 Class Y Shares.

     On the record date, National Financial Services Corp., 200 Liberty Street New York, NY 10281 held of record 257,731 Class A Shares (5.9%) of the class); Merrill Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ, held of record 384,353 Class A Shares (8.8% of the class) and 33,085 Class C Shares (60.3% of the class); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524 held of record 335,093 Class A Shares (7.7% of the Class) and 7,838 Class C Shares (14.2% of the Class). On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients. Cecelia A.Cannon, Warwick, RI 02888 held of record and beneficially 3,857 Class C Shares (7.0% of the Class) and Thomas E. Powell held of record and beneficially 4,123 Class C Shares (7.5% of the class) Aquila Management Corporation held of record 10.6 Class Y Shares (100% of the Class). The Fund's management is not aware of any other person beneficially owning more than 5% of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, seven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See
"Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee and was elected by the shareholders. Each current Trustee, except for Mr. Weeks, Mr. Duffy and Mr. Clinton was either named as a Trustee in the original Declaration of Trust, or was named as a Trustee by such original Trustees, and was also elected as a Trustee by the Fund's original sole shareholder, Aquila Management Corporation in 1992. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. All of the shares indicated below are Class A Shares. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation, organizer and Administrator of the Fund, is referred to as the "Administrator" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a Director, officer and shareholder of the Distributor. He is so designated by an asterisk.

     Described in the following material are the name, positions with the Fund, age as of the record date and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund.

Lacy B. Herrmann*, President and Chairman of the Board of Trustees, Age:68, Shares Owned: 529 (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; and Tax-Free Fund For Utah since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; and of Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) Owned of record by the Administrator

Vernon R. Alden, Trustee, Age: 74, Shares Owned: 214

Director of Colgate Palmolive Company since 1974, Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee and member of the Executive Committee, Plimoth Plantation; trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand.

Paul Y. Clinton, Trustee, Age: 66, Shares Owned: 210

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director of External Affairs of Kravco Corporation, a national real estate owner and developer, 1984-1995; formerly President of Essex Management Corporation, a management and financial consulting company, 1979-1983; Trustee of Capital Cash Management Trust since 1979, and of Prime Cash Fund (which is inactive), since 1993; Trustee of Short Term Asset Reserves 1984-1996; general partner of Capital Growth Fund, a venture capital partnership, 1979-1982; President of Geneve Corp., a venture capital fund, 1970-1978; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President, W.R. Grace & Co; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, and of the Rochester Group of Funds, each of which is an open-end investment company.

David A. Duffy, Trustee, Age: 58, Shares Owned: 213

President, Duffy & Shanley, Inc., an advertising, marketing and public relations firm since 1973; Chairman, Rhode Island Public Telecommunications Authority and Rhode Island Sports Council; Member of the Governor's Commission on Bias and Prejudice; Officer of numerous civic, religious and educational organizations including the Rhode Island and Southeastern New England Region of the National Conference of Christians & Jews, the Greater Providence Chamber of Commerce, the Strategic Planning Committee of the Diocese of Providence and the Board of Trustees of Providence College; he has been the recipient of numerous awards for public service.

Robert L. Krakoff, Trustee, Age: 62, Shares Owned: 130

Chairman and Chief Executive Officer of Advanstar Holdings, Inc., since 1996. Chairman and Chief Executive Officer of Cahners Publishing Company 1991-1996; President of Cahners Publishing Company 1989-1991; Executive Vice President of that company, 1985-1989; President of Cahners Exposition Group, a division of that company, 1979-1985; Vice President of that company, 1973-1985; Trustee of Capital Cash Management Trust since 1976; Director of Centennial Capital Special Fund, Inc. until 1979; Trustee of Trinity Liquid Assets Trust, 1982-1991; Director of Reed Elsevier International PLC (an international publishing firm) since 1990-1996; Director of Freedom Communications, Inc. since 1996.

William J. Nightingale, Trustee, Age: 67, Shares Owned: 630

Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, Inc., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky since 1993; Director of Yale International, Inc. (various industrial manufacturing companies); Glasstech Inc. (glass bending equipment and engineering) and Ring's End, Inc. (retail lumber and building supply chain).

J. William Weeks, Trustee, Age: 70, Shares Owned: 559

Trustee of Tax-Free Fund of Colorado since 1995; Senior Vice President of Tax-Free Fund of Colorado and Narragansett Insured Tax-Free Income Fund, 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, since 1978; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

Stephen J. Caridi, Vice President, Age: 36

Vice President of the Distributor since 1995, Assistant Vice President, 1988-1995, Marketing Associate, 1986-1988; Vice President of Tax-Free Fund For Utah since 1993; Mutual Funds coordinator of Prudential Bache Securities, 1984-1986; Account Representative of Astoria Federal Savings and Loan Association, 1979-1984.

Diana P. Herrmann,  Vice President, Age: 39

Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, formerly Vice President of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Fund's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

William C. Wallace, Vice President, Age: 61

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 61

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.


Edward M. W. Hines, Secretary, Age: 57

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age: 57

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended June 30, 1997, the Fund paid $39,153 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               now serves
Vernon R.
Alden          $2,726              $57,609             7

Paul Y.
Clinton        $3,927              $7,585              2

David A.
Duffy          $3,042              $3,042              1

Robert L.
Krakoff        $1,600              $3,150              2

William J.
Nightingale    $2,400              $15,928             3

J. William
Weeks          $4,100              $13,418             2



     The Administrator is administrator to the Aquilasm Group of Funds which consists of tax-free municipal bond funds, money market funds and two equity funds. As of July 31, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator is controlled by Mr. Lacy
B. Herrmann, through share ownership directly, through a trust and by his wife. During the Fund's fiscal year ended June 30, 1997, fees of $92,236 and $108,154 were accrued to the Adviser and Administrator, respectively, of which, $72,100 and $84,117, respectively, were waived. In addition, the Administrator reimbursed the Fund for other expenses in the amount of $251,853. Of this amount, $74,241 was paid prior to June 30, 1997 and the balance of $177,612 was paid in July, 1997. During the fiscal year ended June 30, 1997, Permitted Payments of $59,620 were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor received $1,175 and $1,815 of payments were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor received $1,815. The Distributor received $60 under the Fund's Shareholder Services Plan.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this proxy statement, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann and Ms. Herrmann.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons," as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).


                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 1998 and such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Fund's Adviser or the Fund's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                   BACKGROUND AND REASONS FOR
                    PROPOSALS NO. 2 AND NO. 3

     Proposals No. 2 and No. 3 are designed to change the form of the Fund's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Fund, nor any change in the parties providing these services. Marketing efforts and positioning of the Fund will remain the same with a strong local niche orientation.

     The Board of Trustees believes that the new structure would, among other things, contribute to the stability, continuity and quality of local portfolio management, and would improve the ability of the Fund to obtain various services on beneficial terms.

     Under the proposals, Aquila Management Corporation ("Aquila"), which currently serves as the Fund's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Fund with all administrative services (Proposal No. 2). Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and Citizens Bank of Rhode Island ("Citizens Bank"), the current investment advisory agreement would be replaced by one under which Aquila would appoint Citizens Bank as Sub-Adviser to the Fund (Proposal No. 3). Under the Sub-Advisory Agreement, Citizens Bank would continue to provide the Fund with advisory services of the kind which it has provided to the Fund. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon approval of the proposed agreements.

     The Board of Trustees believes that it is in the best interest of the shareholders to provide Aquila with additional authority to supervise the investment advisory function, with the power to retain an investment sub-adviser (subject to the approval of the Board of Trustees and the shareholders) and to terminate a sub-adviser (subject to the approval of the Board of Trustees) if it were to deem doing so to be in the best interests of the Fund and its shareholders. The Board of Trustees considers that this authority will improve Aquila's ability to obtain for the Fund benefits of stability, continuity and quality of portfolio management.

     In addition, Aquila has advised the Board of Trustees that it plans to propose a similar reorganization to other funds in the Aquilasm Group of Funds. If, as expected, those proposals are adopted, the following additional reasons support the proposed reorganization, although there can be no assurance that they will be realized:

     * There would be heightened public recognition of the Aquilasm Group and its funds, and better public relations possibilities.

     * The new arrangements would benefit the entire group because they would tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

     * The arrangements potentially increase the standardization of procedures, e.g. compliance, among the advisers.

     The Board of Trustees noted that Aquila is the founder and organizer of the Fund and has continuously served as its administrator since 1992. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust
(1985), Tax-Free Trust of Oregon (1986), Tax-Free Trust of Arizona
(1986), Tax-Free Fund of Colorado (1987), Churchill Tax-Free Fund of Kentucky (1987), the Fund (1992) and Tax-Free Fund For Utah
(1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of July 31, 1997, the Aquilasm Group of Funds had combined assets of approximately $2.8 billion.

     By founding the Fund and other state-specific tax-free municipal bond funds, Aquila has been able to offer to individual investors in various states a locally-managed, quality-oriented portfolio of municipal obligations, providing income that is exempt from state as well as federal income taxes.

     Aquila advised the Board of Trustees that a critical component of high-quality service to investors in its funds is a close familiarity with the local economy and market conditions that can only be provided by experienced local portfolio management. Aquila found that investment advisers that were a part of, or associated with, major local financial institutions had the experience and resources to provide this management. The Aquila bond funds are unusual compared with other such funds in emphasizing local portfolio management, which has been a major factor in their acceptance by investors.

     Recent years have seen a consolidation in the financial services industry that has resulted in many prominent local banks becoming parts of larger national institutions. A number of these transaction have affected the local advisers of other Aquila bond funds. In every instance, Aquila has been able to secure commitments to continuous local management, but in some instances it became necessary for Aquila to seek out other organizations to provide the continuity and quality of service that investors expect. The Board of Trustees believes that by providing Aquila with explicit authority to supervise the investment advisory function, the Board would better enable Aquila to ensure continuity and quality of local portfolio management.

     Another anticipated advantage of the proposed arrangements is that, to the extent extended, as planned, to other Aquila bond funds, Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, under substantially uniform agreements that would provide services to all of the bond funds. Because of the combined size of the bond funds, Aquila expects that its collective bargaining position would be enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis. There can be no assurance that this will occur.

     The Board of Trustees believes that making Aquila Manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Fund.

     In approving of the proposed new arrangements, the Board of Trustees stipulated that the Sub-Advisory Agreement could provide for its termination by the Adviser upon reasonable notice, provided, however, that the Adviser should not terminate the Sub-Advisory Agreement (and any attempt by the Adviser to terminate such agreement would be null and void) unless, prior to giving notice to the Sub-Adviser of such termination, either (i) the Advisory Agreement had been reapproved by the Board of Trustees of the Fund, in the manner described in Section 15 of the 1940 Act, in contemplation of the Adviser's managing the investment portfolio of the Fund without the assistance of a Sub-Adviser; (ii) a new Sub-Advisory Agreement, to take effect upon the termination of the existing Sub-Advisory Agreement, had been approved by the Board of Trustees and the shareholders of the Fund as contemplated by
Section 15 of the 1940 Act; (iii) the Board had authorized such termination; or (iv) the Adviser had complied with such other or additional directives and authorizations of the Board with respect to such termination as may from time to time be in effect.

Other Changes

     The current advisory agreement and the Administration Agreement provide that fees payable thereunder shall not exceed certain amounts or percentages of the Fund's net assets or income. These provisions, which were required by certain State securities laws, have no effect on the Fund, due to its size. The state securities laws were preempted by Federal legislation in 1996 and accordingly, these provisions, which are no longer required by law would not be included in the new agreements.

Other Information About Aquila

     Aquila, founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann              35%

     Lacy B. Herrmann                   25%

     Elizabeth B. Herrmann
     1993 Annuity Fund                  40%

     The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director.

     The address of all of these individuals is 380 Madison Avenue, Suite 2300, New York, NY 10017.

     Aquila Distributors, Inc. (the "Distributor") currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

Other Information About Citizens Bank

     In considering the proposed Sub-Advisory Agreement, the Trustees noted that Citizens Bank is wholly owned by Citizens Financial Group, Inc. ("CFG"). CFG owned by The Royal Bank of Scotland plc. (76.5%) and the Bank of Ireland (23.5%) Citizens Bank operates through 75 branch offices in Rhode Island and Connecticut; Citizens Bank of Massachusetts, which has more than 60 branches in southeastern Massachusetts; Citizens Bank New Hampshire, which has 81 branches in New Hampshire; and Citizens Mortgage Corporation, a Georgia corporation based in Atlanta with 20 offices in the southeastern United States. In 1994, CFG acquired the former Old Stone Federal Savings Bank in Providence, Rhode Island and the former Coastal Federal Savings Bank in New London, Connecticut. CFG also completed the acquisition of Neworld Bankcorp, Inc., the holding company for Neworld Bank which was merged into Citizens Bank of Massachusetts. In January, 1995, CFG acquired Quincy Savings Bank of Massachusetts. In 1996, CFG acquired the former First New Hampshire Bank. In June, 1996, CFG announced a definitive agreement to acquire Farmers and Mechanics Bank in Middletown, Connecticut. CFG is the 45th largest bank holding company in the United States.

     The Trustees also noted that Salvatore C. DiSanto is the officer of Citizens Bank who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr.DiSanto, a Senior Vice President within the Trust Group of Citizens Bank, is a member of its Officer Investment Committee. He has been employed by Citizens Bank for 38 years and has been involved in portfolio management for the last 31 years.

     The Trustees noted that Citizens Bank has been the Fund's investment adviser since inception of the Fund in 1992. The advisory agreement with Citizens Bank was last submitted to shareholders for approval on September 14, 1993, its initial approval.

     Citizens Bank is a trust company organized under the laws of the state of Rhode Island and a subsidiary of Citizens Financial Group, Inc. ("CFG") a registered bank holding company. Therefore, it is subject to applicable state and federal banking laws and regulations. Federal banking laws and regulations presently prohibit a bank holding company or affiliate from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Fund.

     Citizens Bank believes that it may perform advisory services for the Fund, with certain restrictions as enumerated below, without violating state or federal banking laws and regulations relating to the permissible activities of a trust company and subsidiaries and affiliates of a bank holding company. Regulation Y also prohibits a bank holding company and its subsidiaries from engaging, directly or indirectly in the issue, flotation, underwriting, public sale or distribution of securities of any investment company for which it acts as investment adviser. The conduct of securities brokerage activities by a bank holding company or its subsidiaries, when conducted in combination with investment advisory activities, is not deemed to be underwriting, public sale or distribution of securities. Citizens Bank may therefore act as agent and act upon the order and for the account of the brokerage customers to purchase or sell shares of the Fund. Citizens Bank may also recommend to its brokerage customers the purchase of shares of the Fund and may mail the Fund's prospectus to existing brokerage customers. The Adviser shall not, however, make unsolicited mailings to the general public who are not existing customers.

     Citizens Bank must comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a subsidiary of a bank holding company may serve as investment adviser to an open-end investment company. Among the restrictions imposed by the Board of Governors are that the Citizens Bank may not purchase shares of the Fund for its own account or for discretionary accounts managed by it, extend credit to the Fund or accept securities of the Fund as collateral for a loan whose purpose is to purchase securities of the Fund.

     Changes in federal or state banking laws and regulations related to the permissible activities of a trust company or subsidiaries and affiliates of a bank holding company, as well as judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Adviser from continuing to serve as investment adviser to the Fund or could restrict the services which Citizens Bank is permitted to perform for the Fund.

     In the event that Citizens Bank is prohibited from acting as the Fund's investment adviser, it is probable that the Board of Trustees of the Fund or the Manager would either recommend to the shareholders the selection of another qualified adviser or sub-adviser or, if that course of action appeared impractical, that the Fund be liquidated.

     Citizens Bank is does not act as investment adviser any other fund.

     The names, principal occupations and addresses of the principal executive officer and every director of Citizens Bank are as follows:

Name                     Positions and Address

Lawrence K. Fish         Chairman and Chief Executive Officer
                         Citizens Financial Group, Inc.
                         One Citizen Plaza
                         Providence, RI 02903

Robert M. Andreoli       Chairman
                         Victoria Acquisition Group, Inc.
                         30 Jefferson Park Road
                         Warwick, RI 02888

Dr. Robert L. Carothers  President
                         University of Rhode Island
                         Carlotti Administration Bldg.
                         Kingston, RI 02881

Herbert W. Cummings      One Citizens Plaza - 12th Floor
                         Providence, RI 02903

David M. Hirsch          President
                         Pawtucket Fasteners
                         327 Pine Street
                         Pawtucket, RI 02860

Marie J. Langlois        Partner
                         Phoenix Investment Management
                         Co. One Citizens Plaza
                         Providence, RI 02903

Robert L. McCabe         President
                         Narragansett Electric Company
                         280 Melrose Street
                         Providence, RI 02907

Dr. Pablo Rodriguez      President
                         Women's Care, Inc.
                         845 North Main Street
                         Providence, RI 02904

Fee Arrangements

     There will be no increase in overall management fees paid by the Fund as a result of the new arrangements. Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of
0.50 of 1% of such net asset value. Under the Sub-Advisory Agreement, Aquila will pay a fee to the Sub-Adviser payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

                        Annual Fee Rates

     (Fee rates are annual rates as a percentage of the Fund's average daily net assets.)

                                                       Under
                                                  arrangements
Type of payment          Under arrangements       if Proposals 2
made by the Fund         currently in effect      and 3 are
                                                  adopted

Advisory fee             0.23 of 1%               0.50 of 1%

(Sub-Advisory fee
paid by the Adviser)     0                        (0.23 of 1%)

Administration fee       0.27 of 1%               0

Total Payments
by the Fund              0.50 of 1%               0.50 of 1%



     The following table shows the advisory and administration fees the Fund paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change.


Type of payment     Amount         Amount that would   Difference between
by the Fund         actually paid  have been paid      the old and new
                                   if the new          arrangements as a
                                   arrangements        percentage of the
                                   had been in effect  old arrangements
Advisory fee        $20,136(1)     $44,173(1)               219%

(Sub-Advisory
fee Paid by
the Adviser)        0              $20,136(1)               N/A

Administration
fee                 $24,037(1)          0                   0%

Total payments      $44,173(1)     $44,173(1)               0%

(1) Amounts paid after fee waivers. For the year ended June 30, 1997, fees of $92,236 and $84,117, respectively, were accrued to the Adviser under the Fund's advisory agreement and the Administrator under the Fund's administration agreement, of which $58,760 and $49,962, respectively, were waived.

     Proposals No. 2 and No. 3 are designed to operate together. Neither separately will have the intended results. Neither proposal will be implemented unless both are approved by shareholders. Accordingly, the proposed new Investment Advisory and Administration Agreement and the proposed Sub-Advisory Agreement will go into effect upon approval by shareholders of both Proposals No. 2 and 3. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

     The Trustees also noted that in addition to the foregoing matters, Aquila has more than twelve years of experience in forming and administering tax-exempt municipal bond funds, including identifying and securing the services of competent local investment advisers. The Trustees also noted that Aquila had secured the agreement of Citizens Bank to serve as the Fund's Sub-Adviser on the terms described in Proposal No. 3.

     For the reasons set forth above, at an in-person meeting called and held for the purpose in June, 1997, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory Agreement and Sub-Advisory Agreement.

          ACTION ON A NEW INVESTMENT ADVISORY AND
          ADMINISTRATION AGREEMENT WHICH WILL PROVIDE
          THAT ALL ADVISORY FEES AND ADMINISTRATION FEES
          WILL BE PAID TO AQUILA MANAGEMENT CORPORATION
          ALTHOUGH COMBINED ADVISORY AND ADMINISTRATION
          FEES WILL REMAIN AT THE CURRENT LEVEL
                        (PROPOSAL NO. 2)

     The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Fund's former advisory agreements and administration agreement. The Advisory Agreement contains provisions relating to investment advice for the Fund and management of its portfolio that are substantially identical to prior advisory agreements, except that the Adviser has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Fund's current and prior administration agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment Advisory and Administration Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager will delegate all of such functions to Citizens Bank under the proposed Sub-Advisory Agreement. See "Background and Reasons for Proposals No. 2 and No. 3."

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any   sub-
     adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 3.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions thereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory Agreement provides that the Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.50 of 1% of such net asset value.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Fund and will, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the second anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of
0.27 of 1% of such net asset value. The Manager agrees that it will not exercise its termination rights for at least three years from the effective date of the Advisory Agreement, except for regulatory reasons.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, is required for the approval of this Proposal No. 2. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar ( and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

        The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.


          ACTION UPON A PROPOSED NEW SUB-ADVISORY
          AGREEMENT BETWEEN AQUILA MANAGEMENT
          CORPORATION AS MANAGER AND CITIZENS BANK OF
          RHODE ISLAND AS SUB-ADVISER
                        (PROPOSAL NO. 3)

     The proposed Sub-Advisory Agreement (the "Sub-Advisory
Agreement") has substantially the same terms as the current advisory Agreement, except that the Sub-Advisory Agreement is with the Manager and not with the Fund and the compensation of the Sub-Advisor is paid by the Manager and not by the Fund.

     The Sub-Advisory Agreement provides that the Manager appoints Citizens Bank as Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

     (v) consult with the Manager in connection with its duties thereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Fund and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Fund with respect to the services provided under the Agreement by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

      The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value.

     The Sub-Advisory Agreement provides that it will become effective on the day it is approved by the shareholders of the Fund (the "Effective Date") and shall, unless terminated as thereinafter provided, continue in effect until the December 31 next preceding the second anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED SUB-ADVISORY
AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, is required for the approval of this Proposal No. 3. See Proposal No. 2 for a description of such a majority.

                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                             AQUILA
           NARRAGANSETT INSURED TAX-FREE INCOME FUND

        PROXY FOR SHAREHOLDERS MEETING NOVEMBER 14, 1997

            PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of Aquila Narragansett Insured Tax-Free Income Fund (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held at Rhode Island Convention Center, 1 Sabin Street, Providence, Rhode Island 02903, on November 14, 1997 at 2:30 p.m. local time and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Management recommends a vote FOR all nominees listed below and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                               below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

LACY B. HERRMANN; VERNON R. ALDEN; PAUL Y. CLINTON;
DAVID A. DUFFY; ROBERT L. KRAKOFF;
WILLIAM J. NIGHTINGALE; J. WILLIAM WEEKS


        Action on selection of KPMG Peat
        Marwick LLP as independent auditors;
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]


        Action on proposed Investment
        Advisory and Administration Agreement with
        Aquila Management Corporation
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]

        Action on proposed Sub-Advisory
        Agreement with Citizens Bank
        of Rhode Island

                               __           __            __
(Proposal No. 3)          FOR [__] AGAINST [__]  ABSTAIN [__]




                 Dated:  ____________  ______, 1997
                            Month        Day


__________________________________
              SIGNATURE(S)


__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.